UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2017

CINCINNATI BELL INC.
(Exact Name of Registrant as Specified in its Charter)

Ohio	001-8519	31-1056105
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
221 East Fourth Street
Cincinnati, OH 45202
(Address of Principal Executive Office)
Registrant's telephone number, including area code: (513) 397-9900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)     Cincinnati Bell Inc. (the “Company”) entered into a new employment agreement with an effective date of December 1, 2017 (the “Effective Date”) with each of the following persons: Leigh R. Fox, Andrew R. Kaiser, Thomas E. Simpson, Christopher J. Wilson, Joshua T. Duckworth, Christi H. Cornette, and Shannon M. Mullen.

Leigh R. Fox - President & Chief Executive Officer

The Company and Leigh R. Fox, its President & Chief Executive Officer, entered into a new employment agreement as of the Effective Date (the “Fox Employment Agreement”). Any prior agreements or understandings with respect to Mr. Fox's employment by the Company are cancelled as of the Effective Date of the Fox Employment Agreement; however, except as otherwise provided in Section 13 of the Fox Employment Agreement, all stock options, restricted shares and other long-term incentive awards granted to Mr. Fox prior to the Effective Date, benefit plans in which Mr. Fox is eligible for participation and any Company policies to which Mr. Fox is subject shall continue in effect in accordance with their respective terms and shall not be modified, amended or cancelled by the Fox Employment Agreement.

Except for the items set forth below, the Fox Employment Agreement is essentially identical to Mr. Fox's previous employment agreement, effective March 1, 2017:

•	Mr. Fox’s title in Section 3A is President and Chief Executive Officer.

•	Per Section 6C, Mr. Fox will be eligible to be considered for grants of awards under the Cincinnati Bell Inc. 2017 Long-Term Incentive Plan (“2017 LTIP”).

•	The definition of “Change of Control” in Section 13I was revised to match the definition contained in the 2017 LTIP.

•
For consistency with the 2017 LTIP, Section 13 was revised to provide that in the event of an involuntary termination, 2017 LTIP awards will continue to vest after termination only if the award was granted one year or more prior to termination.

•
For consistency with the 2017 LTIP, Section 13 was revised to provide that in the event of an involuntary termination within 12 months of a Change of Control, the terms of the 2017 LTIP award will be determined by the applicable award agreement.

•
Provisions related to vesting under Company pension plans and other qualified benefit plans based upon continued service were deleted (previously contained in Section 13) as the pension plans have been frozen and will not result in additional accruals or vesting and contributions under the Cincinnati Bell Retirement Savings Plan are 100% vested at the time of contribution.

•
Per Section 13, (a) post-termination health benefits will be provided on an after-tax basis, (b) group term life insurance is no longer provided after termination, and (c) reference to the Company’s general retiree medical program has been deleted.

•
Per 13J, payments to be made after a Change of Control could be reduced in order to avoid any excise tax of parachute payments if it is determined by the Company’s accountants that such reduction will result in a greater after-tax benefit to Mr. Fox.

•
The Fox Employment Agreement in Section 14 is explicitly intended to comply with the requirements of Section 409A of the Internal Revenue Code and will be interpreted and administered in accordance with that intent.

The description of the Fox Employment Agreement is qualified in its entirety by reference to the Fox Employment Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference herein.

Andrew R. Kaiser - Chief Financial Officer

The Company and Andrew R. Kaiser, its Chief Financial Officer, entered into a new employment agreement as of the Effective Date (the “Kaiser Employment Agreement”). Any prior agreements or understandings with respect to Mr. Kaiser's employment by the Company are cancelled as of the Effective Date of the Kaiser Employment Agreement; however, except as otherwise provided in Section 13 of the Kaiser Employment Agreement, all stock options, restricted shares and other long-term incentive awards granted to Mr. Kaiser prior to the Effective Date, benefit plans in which Mr. Kaiser is eligible for participation and any Company policies to which Mr. Kaiser is subject shall continue in effect in accordance with their respective terms and shall not be modified, amended or cancelled by the Kaiser Employment Agreement.

Except for the items set forth below, the Kaiser Employment Agreement is essentially identical to Mr. Kaiser's previous employment agreement, effective September 1, 2017:

•	Per Section 6C, Mr. Kaiser will be eligible to be considered for grants of awards under the 2017 LTIP.

•	The definition of “Change of Control” in Section 13I was revised to match the definition contained in the 2017 LTIP.

•
For consistency with the 2017 LTIP, Section 13 was revised to provide that in the event of an involuntary termination, 2017 LTIP awards will continue to vest after termination only if the award was granted one year or more prior to termination.

•
For consistency with the 2017 LTIP, Section 13 was revised to provide that in the event of an involuntary termination within 12 months of a Change of Control, the terms of the 2017 LTIP award will be determined by the applicable award agreement.

•
Provisions related to vesting under Company pension plans and other qualified benefit plans based upon continued service were deleted (previously contained in Section 13) as the pension plans have been frozen and will not result in additional accruals or vesting and contributions under the Cincinnati Bell Retirement Savings Plan are 100% vested at the time of contribution.

•
Per Section 13, (a) post-termination health benefits will be provided on an after-tax basis, (b) group term life insurance is no longer provided after termination, and (c) reference to the Company’s general retiree medical program has been deleted.

•
Per 13J, payments to be made after a Change of Control could be reduced in order to avoid any excise tax of parachute payments if it is determined by the Company’s accountants that such reduction will result in a greater after-tax benefit to Mr. Kaiser.

•
The Kaiser Employment Agreement in Section 14 is explicitly intended to comply with the requirements of Section 409A of the Internal Revenue Code and will be interpreted and administered in accordance with that intent.

The description of the Kaiser Employment Agreement is qualified in its entirety by reference to the Kaiser Employment Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.2 and incorporated by reference herein.

Thomas E. Simpson -Chief Operating Officer

The Company and Thomas E. Simpson, its Chief Operating Officer, entered into a new employment agreement as of the Effective Date (the “Simpson Employment Agreement”). Any prior agreements or understandings with respect to Mr. Simpson's employment by the Company are cancelled as of the Effective Date of the Simpson Employment Agreement; however, except as otherwise provided in Section 13 of the Simpson Employment Agreement, all stock options, restricted shares and other long-term incentive awards granted to Mr. Simpson prior to the Effective Date, benefit plans in which Mr. Simpson is eligible for participation and any Company policies to which Mr. Simpson is subject shall continue in effect in accordance with their respective terms and shall not be modified, amended or cancelled by the Simpson Employment Agreement.

Except for the items set forth below, the Simpson Employment Agreement is essentially identical to Mr. Simpson's previous employment agreement, effective September 1, 2016:

•	Mr. Simpson’s title in Section 3A is Chief Operating Officer.

•	Per Section 6C, Mr. Simpson will be eligible to be considered for grants of awards under the 2017 LTIP

•	The definition of “Change of Control” in Section 13I was revised to match the definition contained in the 2017 LTIP.

•
For consistency with the 2017 LTIP, Section 13 was revised to provide that in the event of an involuntary termination, 2017 LTIP awards will continue to vest after termination only if the award was granted one year or more prior to termination.

•
For consistency with the 2017 LTIP, Section 13 was revised to provide that in the event of an involuntary termination within 12 months of a Change of Control, the terms of the 2017 LTIP award will be determined by the applicable award agreement.

•
Provisions related to vesting under Company pension plans and other qualified benefit plans based upon continued service were deleted (previously contained in Section 13) as the pension plans have been frozen and will not result in additional accruals or vesting and contributions under the Cincinnati Bell Retirement Savings Plan are 100% vested at the time of contribution.

•
Per Section 13, (a) post-termination health benefits will be provided on an after-tax basis, (b) group term life insurance is no longer provided after termination, and (c) reference to the Company’s general retiree medical program has been deleted.

•
Per 13J, payments to be made after a Change of Control could be reduced in order to avoid any excise tax of parachute payments if it is determined by the Company’s accountants that such reduction will result in a greater after-tax benefit to Mr. Simpson.

•
The Simpson Employment Agreement in Section 14 is explicitly intended to comply with the requirements of Section 409A of the Internal Revenue Code and will be interpreted and administered in accordance with that intent.

The description of the Simpson Employment Agreement is qualified in its entirety by reference to the Simpson Employment Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.3 and incorporated by reference herein.

Christopher J. Wilson - Vice President & General Counsel

The Company and Christopher J. Wilson, its Vice President & General Counsel, entered into a new employment agreement as of the Effective Date (the “Wilson Employment Agreement”). Any prior agreements or understandings with respect to Mr. Wilson's employment by the Company are cancelled as of the Effective Date of the Wilson Employment Agreement; however, except as otherwise provided in Section 13 of the Wilson Employment Agreement, all stock options, restricted shares and other long-term incentive awards granted to Mr. Wilson prior to the Effective Date, benefit plans in which Mr. Wilson is eligible for participation and any Company policies to which Mr. Wilson is subject shall continue in effect in accordance with their respective terms and shall not be modified, amended or cancelled by the Wilson Employment Agreement.

Except for the items set forth below, the Wilson Employment Agreement is essentially identical to Mr. Wilson's previous employment agreement, effective January 1, 2015:

•	Mr. Wilson’s title in Section 3A is Vice President & General Counsel.

•	Mr. Wilson’s base salary in Section 4A is increased to $368,000 per annum.

•	Mr. Wilson’s annual bonus target in Section 4B is increased to $368,000.

•	Per Section 6C, Mr. Wilson will be eligible to be considered for grants of awards under the 2017 LTIP

•	The definition of “Change of Control” in Section 13I was revised to match the definition contained in the 2017 LTIP.

•
For consistency with the 2017 LTIP, Section 13 was revised to provide that in the event of an involuntary termination, 2017 LTIP awards will continue to vest after termination only if the award was granted one year or more prior to termination.

•
For consistency with the 2017 LTIP, Section 13 was revised to provide that in the event of an involuntary termination within 12 months of a Change of Control, the terms of the 2017 LTIP award will be determined by the applicable award agreement.

•
Provisions related to vesting under Company pension plans and other qualified benefit plans based upon continued service were deleted (previously contained in Section 13) as the pension plans have been frozen and will not result in additional accruals or vesting and contributions under the Cincinnati Bell Retirement Savings Plan are 100% vested at the time of contribution.

•
Per Section 13, (a) post-termination health benefits will be provided on an after-tax basis, (b) group term life insurance is no longer provided after termination, and (c) reference to the Company’s general retiree medical program has been deleted.

•
Per 13J, payments to be made after a Change of Control could be reduced in order to avoid any excise tax of parachute payments if it is determined by the Company’s accountants that such reduction will result in a greater after-tax benefit to Mr. Wilson.

•
The Wilson Employment Agreement in Section 14 is explicitly intended to comply with the requirements of Section 409A of the Internal Revenue Code and will be interpreted and administered in accordance with that intent.

The description of the Wilson Employment Agreement is qualified in its entirety by reference to the Wilson Employment Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.4 and incorporated by reference herein.

Joshua T. Duckworth - Vice President - Treasury, Corporate Finance and Investor Relations

The Company and Joshua T. Duckworth, its Vice President - Treasury, Corporate Finance and Investor Relations, entered into a new employment agreement as of the Effective Date (the “Duckworth Employment Agreement”). Any prior agreements or understandings with respect to Mr. Duckworth's employment by the Company are cancelled as of the Effective Date of the Duckworth Employment Agreement; however, except as otherwise provided in Section 13 of the Duckworth Employment Agreement, all stock options, restricted shares and other long-term incentive awards granted to Mr. Duckworth prior to the Effective Date, benefit plans in which Mr. Duckworth is eligible for participation and any Company policies to which Mr. Duckworth is subject shall continue in effect in accordance with their respective terms and shall not be modified, amended or cancelled by the Duckworth Employment Agreement.

Except for the items set forth below, the Duckworth Employment Agreement is essentially identical to Mr. Duckworth's previous employment agreement, effective July 29, 2015:

•	Mr. Duckworth’s title in Section 3A is Vice President - Treasury, Corporate Finance and Investor Relations.

•	Mr. Duckworth’s base salary in Section 4A is increased to $218,000 per annum.

•	Mr. Duckworth’s annual bonus target in Section 4B is increased to $130,800.

•	Per Section 6C, Mr. Duckworth will be eligible to be considered for grants of awards under the 2017 LTIP

•	The definition of “Change of Control” in Section 13I was revised to match the definition contained in the 2017 LTIP.

•
For consistency with the 2017 LTIP, Section 13 was revised to provide that in the event of an involuntary termination, 2017 LTIP awards will continue to vest after termination only if the award was granted one year or more prior to termination.

•
For consistency with the 2017 LTIP, Section 13 was revised to provide that in the event of an involuntary termination within 12 months of a Change of Control, the terms of the 2017 LTIP award will be determined by the applicable award agreement.

•
Provisions related to vesting under Company pension plans and other qualified benefit plans based upon continued service were deleted (previously contained in Section 13) as the pension plans have been frozen and will not result in additional accruals or vesting and contributions under the Cincinnati Bell Retirement Savings Plan are 100% vested at the time of contribution.

•
Per Section 13, (a) post-termination health benefits will be provided on an after-tax basis, (b) group term life insurance is no longer provided after termination, and (c) reference to the Company’s general retiree medical program has been deleted.

•
Per 13J, payments to be made after a Change of Control could be reduced in order to avoid any excise tax of parachute payments if it is determined by the Company’s accountants that such reduction will result in a greater after-tax benefit to Mr. Duckworth.

•
The Duckworth Employment Agreement in Section 14 is explicitly intended to comply with the requirements of Section 409A of the Internal Revenue Code and will be interpreted and administered in accordance with that intent.

The description of the Duckworth Employment Agreement is qualified in its entirety by reference to the Duckworth Employment Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.5 and incorporated by reference herein.

Christi H. Cornette -Chief Culture Officer

The Company and Christi H. Cornette, its Chief Culture Officer, entered into a new employment agreement as of the Effective Date (the “Cornette Employment Agreement”). Any prior agreements or understandings with respect to Ms. Cornette's employment by the Company are cancelled as of the Effective Date of the Cornette Employment Agreement; however, except as otherwise provided in Section 13 of the Cornette Employment Agreement, all stock options, restricted shares and other long-term incentive awards granted to Ms. Cornette prior to the Effective Date, benefit plans in which Ms. Cornette is eligible for participation and any Company policies to which Ms. Cornette is subject shall continue in effect in accordance with their respective terms and shall not be modified, amended or cancelled by the Cornette Employment Agreement.

Except for the items set forth below, the Cornette Employment Agreement is essentially identical to Ms. Cornette's previous employment agreement, effective September 1, 2017:

•	Per Section 6C, Ms. Cornette will be eligible to be considered for grants of awards under the 2017 LTIP

•	The definition of “Change of Control” in Section 13I was revised to match the definition contained in the 2017 LTIP.

•
For consistency with the 2017 LTIP, Section 13 was revised to provide that in the event of an involuntary termination, 2017 LTIP awards will continue to vest after termination only if the award was granted one year or more prior to termination.

•
For consistency with the 2017 LTIP, Section 13 was revised to provide that in the event of an involuntary termination within 12 months of a Change of Control, the terms of the 2017 LTIP award will be determined by the applicable award agreement.

•
Provisions related to vesting under Company pension plans and other qualified benefit plans based upon continued service were deleted (previously contained in Section 13) as the pension plans have been frozen and will not result in additional accruals or vesting and contributions under the Cincinnati Bell Retirement Savings Plan are 100% vested at the time of contribution.

•
Per Section 13, (a) post-termination health benefits will be provided on an after-tax basis, (b) group term life insurance is no longer provided after termination, and (c) reference to the Company’s general retiree medical program has been deleted.

•
Per 13J, payments to be made after a Change of Control could be reduced in order to avoid any excise tax of parachute payments if it is determined by the Company’s accountants that such reduction will result in a greater after-tax benefit to Ms. Cornette.

•
The Cornette Employment Agreement in Section 14 is explicitly intended to comply with the requirements of Section 409A of the Internal Revenue Code and will be interpreted and administered in accordance with that intent.

The description of the Cornette Employment Agreement is qualified in its entirety by reference to the Cornette Employment Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.6 and incorporated by reference herein.

Shannon M. Mullen - Vice President & Corporate Controller

The Company and Shannon M. Mullen, its Vice President & Corporate Controller, entered into a new employment agreement as of the Effective Date (the “Mullen Employment Agreement”). Any prior agreements or understandings with respect to Ms. Mullen's employment by the Company are cancelled as of the Effective Date of the Mullen Employment Agreement; however, except as otherwise provided in Section 13 of the Mullen Employment Agreement, all stock options, restricted shares and other long-term incentive awards granted to Ms. Mullen prior to the Effective Date, benefit plans in which Ms. Mullen is eligible for participation and any Company policies to which Ms. Mullen is subject shall continue in effect in accordance with their respective terms and shall not be modified, amended or cancelled by the Mullen Employment Agreement.

Except for the items set forth below, the Mullen Employment Agreement is essentially identical to Ms. Mullen's previous employment agreement, effective October 10, 2017:

•	Per Section 6C, Ms. Mullen will be eligible to be considered for grants of awards under the 2017 LTIP

•	The definition of “Change of Control” in Section 13I was revised to match the definition contained in the 2017 LTIP.

•
For consistency with the 2017 LTIP, Section 13 was revised to provide that in the event of an involuntary termination, 2017 LTIP awards will continue to vest after termination only if the award was granted one year or more prior to termination.

•
For consistency with the 2017 LTIP, Section 13 was revised to provide that in the event of an involuntary termination within 12 months of a Change of Control, the terms of the 2017 LTIP award will be determined by the applicable award agreement.

•
Provisions related to vesting under Company pension plans and other qualified benefit plans based upon continued service were deleted (previously contained in Section 13) as the pension plans have been frozen and will not result in additional accruals or vesting and contributions under the Cincinnati Bell Retirement Savings Plan are 100% vested at the time of contribution.

•
Per Section 13, (a) post-termination health benefits will be provided on an after-tax basis, (b) group term life insurance is no longer provided after termination, and (c) reference to the Company’s general retiree medical program has been deleted.

•
Per 13J, payments to be made after a Change of Control could be reduced in order to avoid any excise tax of parachute payments if it is determined by the Company’s accountants that such reduction will result in a greater after-tax benefit to Ms. Mullen.

•
The Mullen Employment Agreement in Section 14 is explicitly intended to comply with the requirements of Section 409A of the Internal Revenue Code and will be interpreted and administered in accordance with that intent.

The description of the Mullen Employment Agreement is qualified in its entirety by reference to the Mullen Employment Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.7 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.        Exhibit Description

Exhibit 10.1	Employment Agreement between Cincinnati Bell Inc. and Leigh R. Fox effective December 1, 2017.
Exhibit 10.2	Employment Agreement between Cincinnati Bell Inc. and Andrew R. Kaiser effective December 1, 2017.
Exhibit 10.3	Employment Agreement between Cincinnati Bell Inc. and Thomas E. Simpson effective December 1, 2017.
Exhibit 10.4	Employment Agreement between Cincinnati Bell Inc. and Christopher J. Wilson effective December 1, 2017.
Exhibit 10.5	Employment Agreement between Cincinnati Bell Inc. and Joshua T. Duckworth effective December 1, 2017.
Exhibit 10.6	Employment Agreement between Cincinnati Bell Inc. and Christi H. Cornette effective December 1, 2017.
Exhibit 10.7	Employment Agreement between Cincinnati Bell Inc. and Shannon M. Mullen effective December 1, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.

Date:	December 4, 2017	By:	/s/ Christopher J. Wilson
Christopher J. Wilson
Vice President and General Counsel